   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 31, 1997


                                                      REGISTRATION NO. 333-
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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                          --------------------

                                FORM S-8
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          --------------------

                        HORIZON PHARMACIES, INC.
          (Exact name of registrant as specified in its charter)


             TEXAS                                          75-2441557
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

                        275 W. PRINCETON DRIVE
                        PRINCETON, TEXAS 75407
                           (972) 736-2424
   (Address, including zip code, of Principal Executive Offices)


                 HORIZON PHARMACIES, INC. 401(k) PLAN
                       (Full title of the plan)


                                                       COPIES TO:

      HORIZON PHARMACIES, INC.                   DOUGLAS A. BRANCH, ESQ.
      275 W. PRINCETON DRIVE               PHILLIPS MCFALL MCCAFFREY MCVAY &
      PRINCETON, TEXAS  75407                         MURRAH, P.C.
     TELEPHONE: (972) 736-2424             12TH FLOOR, ONE LEADERSHIP SQUARE
                                                    211 N. ROBINSON
 (Name, address, including zip code,         OKLAHOMA CITY, OKLAHOMA 73102
   and telephone number, including            TELEPHONE:  (405) 235-4100
   area code, of agent for service)

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                      PROPOSED          PROPOSED
                                        AMOUNT         MAXIMUM           MAXIMUM
    TITLE OF SECURITIES                 TO BE      OFFERING PRICE      AGGREGATE          AMOUNT OF
     TO BE REGISTERED               REGISTERED(1)    PER SHARE(2)   OFFERING PRICE(2)  REGISTRATION FEE
-------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value       180,000 shares       $10.82         $1,947,600          $575.00
Interests in the Plan                   (3)               (3)              (3)               (3)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) Based on the number of shares estimated to be acquired by or issued to the trustee (the "Trustee") of the trust established in connection with the HORIZON Pharmacies, Inc. 401(k) Plan (the "Plan"), or issued by the Company to the Plan, during the three-to-five year period beginning with the effective date of this Registration Statement.

(2) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) and (h).

(3) Pursuant to Rule 416(c) under the Securities Act of 1933, there are also registered hereunder such additional indeterminate number of interests to be offered or sold pursuant to the employee benefit plan described herein.

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

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     HORIZON Pharmacies, Inc. (the "Registrant") will send or give to all participants in the HORIZON Pharmacies, Inc. 401(k) Plan (the "Plan") the document(s) containing information specified by Part I of this Form S-8 Registration Statement (the "Registration Statement") as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "1933 Act"). The Registrant has not filed such document(s) with the Commission, but such documents (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of Part II hereof) shall constitute a prospectus that meets the requirements of Section 10(a) of the 1933 Act.

                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Commission are hereby incorporated by reference in this Registration Statement:

     (a) The Registrant's prospectus dated July 8, 1997 filed pursuant to Rule 424(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed;

     (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the prospectus referred to in (a) above;

     (c)  The Plan's latest Annual Report on Form 11-K, as filed pursuant to
Section 15(d) of the Exchange Act;

     (d) The description of the Registrant's common stock, par value $.01 per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on April 21, 1997, and Form 8-A/A filed with the Commission on June 10, 1997, including any amendment to such registration statement or report filed for the purpose of updating such description; and

     (e) All documents, reports and definitive proxy statements filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, which are filed subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates the termination of the offering made hereby.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Bylaws of the Registrant provide that directors and officers of the Registrant may be indemnified by the Registrant for acts taken by such persons while acting in their capacities as officers or directors of the Registrant to the extent that any such acts were taken in good faith and the officer or director reasonably believed the acts to be in or not opposed to the best interests of the Registrant, and, with respect to criminal action or proceedings, the officer or director had no reasonable cause to believe his conduct was unlawful. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     The following are exhibits to the Form S-8 Registration Statement.

    Exhibit No.                           Name of Exhibit
    -----------                           ---------------

        4.1       Form of Stock Certificate, incorporated by reference to
                  Exhibit 4.1 to the Registrant's Amendment No. 1 to Form SB-2 Registration Statement (No. 333-25257) as filed with the Commission on May 30, 1997.

        4.2       HORIZON Pharmacies, Inc. 401(k) Plan.

        5.1       Opinion of Phillips McFall McCaffrey McVay & Murrah, P.C.

       23.1       Consent of Ernst & Young LLP.

       23.2       Consent of  Howard & Waltrip, P.C.

       23.3       Consent of Phillips McFall McCaffrey McVay & Murrah, P.C.

       24.1       Power of Attorney (included as part of the Signature Page).

     The Registrant hereby undertakes, in lieu of an opinion of counsel concerning compliance with the requirements of ERISA or an Internal Revenue Service ("IRS") determination letter that the plan is qualified under Section 401 of the Internal Revenue Code, that it has submitted the plan and will submit any amendments thereto to the IRS in a timely manner and has made and will make all changes required by the IRS in order to qualify the plan.

ITEM 9.  UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) To include any prospectus required by section 10(a)(3) of the 1933 Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

        (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirement for filing on Form S-8 and has duly caused this Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, Texas, on this 30th day of December, 1997.

                                       HORIZON PHARMACIES, INC.


                                       By:  /s/ Ricky D. McCord
                                          ------------------------------------
                                          Ricky D. McCord, President and Chief
                                          Operating Officer

     Know all men by these presents, that each person whose signature appears below constitutes and appoints Ricky D. McCord as his true and lawful attorney-in-fact and agent, with full power of substitution, for him, and in his name, place and stead, in any and all capacities to sign any or all amendments or post-effective amendment to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.

         SIGNATURE                                TITLE                          DATE
         ---------                                -----                          ----
  /s/ Ricky D. McCord                  Chairman of the Board of           December 30, 1997
--------------------------------       Directors, Chief Operating
      Ricky D. McCord                  Officer and President
 PRINCIPAL EXECUTIVE OFFICER


  /s/ David W. Frauhiger               Chief Financial Officer,           December 30, 1997
--------------------------------       Treasurer
      David W. Frauhiger
    PRINCIPAL FINANCIAL AND
      ACCOUNTING OFFICER


    /s/ Charlie K. Herr                Director                           December 30, 1997
--------------------------------
        Charlie K. Herr


   /s/ Carson A. McDonald              Director                           December 30, 1997
--------------------------------
       Carson A. McDonald


   /s/ Robert D. Mueller               Director                           December 30, 1997
--------------------------------
       Robert D. Mueller


     /s/ Sy S. Shahid                  Director                           December 30, 1997
--------------------------------
         Sy S. Shahid


   /s/ Phillip H. Yeilding             Director                           December 30, 1997
--------------------------------
       Phillip H. Yeilding

     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, HORIZON Pharmacies, Inc., which administers the HORIZON Pharmacies, Inc. 401(k) Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of Texas, on this 30th day of December, 1997.

                                      HORIZON PHARMACIES, INC. 401(k) PLAN

                                      By:  HORIZON Pharmacies, Inc.,
                                           Plan Administrator


                                      By: /s/ Ricky D. McCord
                                         ----------------------------------
                                            Ricky D. McCord, President

                                    EXHIBIT INDEX

                                                                      Place at Which it Appears
Exhibit No.               Name of Exhibit                           In Sequentially Numbered Pages
-----------               ---------------                           ------------------------------
   4.1      Form of Stock Certificate.                       Incorporated by reference to Exhibit 4.1 to the
                                                             Registrant's Amendment No. 1 to Form SB-2
                                                             Registration Statement (No. 333-25257), as filed
                                                             with the Commission on May 30, 1997.
   4.2      HORIZON Pharmacies, Inc. 401(k) Plan.

   5.1      Opinion of Phillips McFall McCaffrey McVay &
            Murrah, P.C.

  23.1      Consent of Ernst & Young LLP.

  23.2      Consent of Howard & Waltrip, P.C.

  23.3      Consent of Phillips McFall McCaffrey McVay &
            Murrah, P.C.

  24.1      Power of Attorney.                               Included as part of the Signature Page.